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                                                                    EXHIBIT 24.1

                         POWER OF ATTORNEY OF DIRECTORS


KNOW BY ALL PERSONS BY THESE PRESENTS:

               Each of the undersigned directors of Applied Materials, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints James C. Morgan, Joseph R. Bronson and Michael K. O'Farrell and each of them with power to act alone, his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to execute a Registration Statement or Registration Statements on Form S-8 or other appropriate form, under the Securities Act of 1933, as amended, relating to such number of shares of Common Stock as are necessary to satisfy the options that are to be assumed by the Company and which were granted under the Consilium, Inc. 1983 Stock Option Plan, the Consilium, Inc. 1990 Outside Directors Stock Option Plan, the Consilium, Inc. 1993 Stock Option Plan, the Consilium, Inc. 1996 Stock Option Plan, and substituted Consilium, Inc. Stock Options and that remain outstanding as of December 11, 1998, and any and all amendments (including post-effective amendments) to such Registration Statements, and to file such Registration Statements and any and all amendments thereto, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes, as he or she might or could do in person, thereby ratifying and confirming all that said attorney-in-fact or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of December, 1998.

/s/  MICHAEL H. ARMACOST                      /s/  JAMES C. MORGAN
------------------------------------          ----------------------------------
        Michael H. Armacost                           James C. Morgan


/s/ DEBORAH A. COLEMAN                        /s/ DAN MAYDAN
------------------------------------          ----------------------------------
       Deborah A. Coleman                                Dan Maydan


/s/ HERBERT M. DWIGHT, JR.                    /s/ ALFRED J. STEIN
------------------------------------          ----------------------------------
       Herbert M. Dwight, Jr.                          Alfred J. Stein


/s/ PHILIP V. GERDINE                         /s/ PAUL R. LOW
------------------------------------          ----------------------------------
        Philip V. Gerdine                             Paul R. Low


/s/ TSUYOSHI KAWANISHI
------------------------------------
         Tsuyoshi Kawanishi
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